                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated February 7, 1997 included in the Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                              ARTHUR ANDERSEN LLP


Chicago, Illinois
October 21, 1997